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                                                                    Exhibit 10.3
                                                                    ------------


                                     FORM OF
                                PLEDGE AGREEMENT


     Reference is hereby made to that certain Revolving Line Note executed by THE TITAN CORPORATION, a Delaware corporation ("Debtor"), as maker, in favor of THE SUMITOMO BANK OF CALIFORNIA ("Secured Party"), as holder, dated August 8, 1994 in the original principal amount of $10,000,000, and later increased to $22,000,000 (the "Note"). The Note evidences a loan (the "Loan") made by Secured Party to Debtor in the principal amount of $22,000,000 pursuant to that certain Commercial Loan Agreement between Debtor and Secured Party dated
August 8, 1994, as amended pursuant to amendments dated May 25, 1995, December 29, 1995, May 9, 1996 and of even date herewith (collectively, the "Loan Agreement").

     To induce Secured Party to enter into the Fourth Amendment to Commercial Loan Agreement of even date herewith, Debtor hereby agrees as follows:

     1. PLEDGE OF COLLATERAL. For valuable consideration, Debtor hereby pledges to Secured Party, and grants to Secured Party a security interest in, the following property now or hereafter owned by Debtor or in which Debtor now or hereafter has any interest (herein collectively, "collateral"):

               (a) the shares of stock represented by the stock certificate(s) described in Schedule 1 to this Pledge Agreement and in any supplemental Schedules hereinafter prepared with respect to this Pledge Agreement, all other stock and securities of Titan Information Systems Corporation ("TISC") (owned by Debtor), Eldyne, Inc. ("Eldyne"), and Unidyne Corporation ("Unidyne"), if any, and all other common stock, preferred stock, convertible preferred stock and other stock, security and all other money or property of TISC, Eldyne or Unidyne which is hereafter delivered to or which hereafter comes into the possession, control or custody of Secured Party during the existence of this Pledge Agreement, together with any stock rights, rights to subscribe, stock splits, cash and non-cash dividends, liquidating dividends, stock dividends, dividends paid in stock, new securities or other property at any time and from time to time received, receivable, or otherwise distributed in respect of or in exchange or substitution for any of the collateral, including without limitation stock

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     received by Debtor due to stock splits or dividends paid in stock or sums paid upon or in respect of any securities pledged hereunder upon the liquidation or dissolution of the issuer thereof, and in the event that Debtor receives any such collateral, Debtor will hold the same in trust on behalf of and for the benefit of Secured Party and will immediately deliver it to Secured Party to be held by Secured Party hereunder; and

               (b) all cash and non-cash proceeds of all of the foregoing property and all rights, titles, interests, privileges and references appertaining or incident to the foregoing property.

     2. INDEBTEDNESS SECURED. This Pledge Agreement and the security interest created hereby are given for the purpose of securing: (a) payment and performance of each agreement of Debtor contained herein; (b) payment and performance of all indebtedness and obligations of Debtor under the Note, Loan Agreement and other loan documents described therein; and (c) any and all amendments, modifications, supplements, renewals or extensions of any of the foregoing, whether such amendments, modifications, supplements, renewals or extensions are evidenced by new or additional instruments, documents or agreements or change the rate of interest on any indebtedness secured hereby or the maturity thereof, or otherwise. All indebtedness and obligations secured hereby are hereinafter collectively referred to as "the indebtedness." The term "indebtedness" shall also include, without limitation on the foregoing, all interest that accrues on all or any part of the indebtedness after the filing of any petition or pleading by or against Debtor for a proceeding under any chapter or provision of any present or future federal bankruptcy legislation or amendments thereto.

     3. REPRESENTATIONS AND WARRANTIES OF DEBTOR. Debtor represents, warrants and agrees that: (a) the existing collateral is, and all future collateral will be, genuine, valid and in all respects what it appears or purports to be;
(b) all existing and future collateral constituting stock or other securities are and will be duly authorized, validly issued, fully paid, non-assessable and issued in compliance with all applicable state and federal securities and other laws; (c) all existing and future collateral is and will be owned by Debtor free and clear of all liens and rights of others, other than the security interest created under this Pledge Agreement; (d) none of the existing collateral is, and none of the future collateral will be, subject to any legend condition or similar restriction affecting the transferability or marketability thereof, EXCEPT any legend condition or similar restriction imposed pursuant to the exemptions, under applicable state and federal securities laws, under which the same have been or will be issued, and subject to any such legend condition or similar restriction, Debtor has and will continue to have the full right to transfer the same to Secured Party without restriction;
(e) the issuer of the stock described in Schedule 1 to this Pledge Agreement does not currently have outstanding any securities which are senior to the stock described in Schedule 1 or which otherwise are entitled to any distribution from the issuer in preference to that payable with respect to any return available to the stock described in Schedule 1, whether as a dividend, in liquidation or dissolution, or otherwise; (f) Debtor has all requisite power and authority to execute and deliver, and to perform all of its obligations under, this Pledge Agreement, and the execution and delivery by Debtor of, and the performance by Debtor of all of its obligations under, this Pledge Agreement have been duly authorized by all necessary action and do not and will not require any authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, or exemption from any of the foregoing from, any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or securities exchange; (g) Debtor has granted no other security interest in any collateral, and no financing statement covering the collateral, or any part thereof, or any proceeds thereof, is on file in any public office except in favor of Secured Party; (h) Debtor has read, is familiar with and approves the Note, Loan Agreement and all other instruments, documents and agreements which evidence or were otherwise executed in connection with the Loan or any of the other indebtedness; (i) the total authorized capital stock of TISC consists of ____________ common shares, of which __________ shares are validly issued as fully paid and non-assessable shares, and of which _________ shares (which are being pledged to Secured Party pursuant to this Pledge Agreement) are owned beneficially and of record by Debtor; the total authorized capital stock of Eldyne consists of __________ common shares, of which __________ shares are validly issued as fully paid and non-assessable shares, and of which _________ shares (which are being pledged to Secured Party pursuant to this Pledge Agreement) are owned beneficially and of record by Debtor; and the total authorized capital stock of Unidyne consists of __________ common shares, of which __________ shares are validly issued as fully paid and non-assessable shares, and of which _________ shares (which are being pledged to Secured Party pursuant to this Pledge Agreement) are owned beneficially and of record by Debtor; and (j) all of the capital stock of TISC, Eldyne and Unidyne is in certificated form, and the originals of the stock certificates representing one hundred percent (100%) of the total outstanding shares have been or concurrently with the execution of this Pledge Agreement will be delivered to Secured Party. No person or entity has any agreement or option, preemptive or other rights, whether fixed or contingent, present or future, presently outstanding, whether or not exercisable, (i) to require the issuer to issue any further or other shares or any other security convertible into or exchangeable for shares in its capital stock or to convert or exchange any securities into or for shares in the capital stock of the issuer, or (ii) to purchase other or otherwise acquire any shares in the capital of the issuer, EXCEPT that certain employees of, or individuals associated with, TISC may have certain stock options with respect to the stock of TISC which may be exercised from time to time in accordance with their terms.

     4. COVENANTS OF DEBTOR. As long as any of the indebtedness remains owing to Secured Party, unless Secured Party otherwise consents in writing:

               (a) Debtor shall (i) immediately deliver all collateral capable of delivery, whether now or hereafter held or acquired, to the Secured Party or its agent, (ii) at the request of Secured Party at any time and from time to time, execute all financing statements and other documents reasonably deemed necessary or advisable by Secured Party to create and perfect a security interest in, or otherwise relating to, the collateral,
     (iii) at its sole cost and expense, defend any claims against the collateral or any action that might affect the collateral or any interests therein, (iv) do all acts which may be necessary to preserve, process, develop, maintain and protect the collateral and the value thereof and Debtor's rights and interests therein, (v) pay all taxes, assessments and other charges imposed on or relating to the collateral, and all reasonable costs and expenses, including reasonable attorneys' fees, incurred by Secured Party in connection with the enforcement of this Pledge Agreement, and (vi) if not delivered to Secured Party or its agent upon the execution hereof, from time to time deliver to Secured Party or its agent, in form and substance satisfactory to Secured Party, stock powers endorsed in blank with respect to, and irrevocable proxies in favor of Secured Party to vote, upon the occurrence and during the continuance of a default hereunder, all collateral now or hereafter consisting of stock or other securities; and

               (b) Debtor shall not (i) sell, assign, exchange, transfer, encumber or otherwise dispose of, or contract to sell, assign, exchange, transfer, encumber or otherwise dispose of, any of the collateral or any part thereof or any interest therein, (ii) abandon, alter, amend, cancel, modify, release, relinquish, supplement, terminate or waive, or enter into or give any agreement, approval or consent with respect to, any of the collateral or any part thereof or any interest therein (other than the exercise of voting rights to the extent permitted by Section 6),
     (iii) permit any issuer of any stock described in Schedule 1 to issue any further or other shares (other than upon exercise of Stock options referred to in paragraph 3 above), or any other security convertible into or exchangeable for shares in its capital stock, or to convert or exchange any securities into or for shares in the capital stock of the Debtor, including without limitation any securities which are senior to or are on a par with the stock described in
     Schedule 1 or which otherwise are entitled to any distribution in preference to or of equal priority with that payable with respect to any return available to the stock described in Schedule 1, whether as a dividend, in liquidation or dissolution, or otherwise; or (iv) take any action with respect to the collateral which is inconsistent with the provisions or purposes of this Pledge Agreement or which would adversely affect the rights of Secured Party hereunder. Without limiting the foregoing, Debtor shall not permit the TISC, Eldyne or Unidyne to issue any capital stock in uncertificated form or seek to convert all or any part of their existing stock to uncertificated form, or to otherwise permit these corporations to dilute in any way the interests of Secured Party in the collateral (other than through the exercise of the stock options referred to in paragraph 3 above) or in any corporation whose securities constitute part of the collateral.

     5. POSSESSION OF COLLATERAL AND DIVIDENDS. So long as no default has occurred and is continuing hereunder, Debtor shall be entitled to receive and retain any and all dividends and other distributions attributable to the collateral. Upon the occurrence and during the continuance of a default hereunder, or an event that with the giving of notice or passage of time would constitute a default hereunder, Debtor agrees to cause all dividends and other distributions attributable to the collateral to be paid directly to Secured Party and may be applied by Secured Party to the indebtedness in such order and manner as Secured Party deems appropriate. Any collateral in the possession of Debtor shall be held in trust for the benefit of, and immediately delivered to, Secured Party.

     6.   VOTING RIGHTS.

               (a) Subject to paragraph (b) of this Section 6 and to the provisions of Section 4(b)(iii), Debtor shall be entitled to exercise any voting rights incident to the collateral unless the exercise of such rights or any action taken in connection therewith would result in the occurrence of a default hereunder.

               (b) Upon the occurrence and during the continuance of a default hereunder, Debtor's right to exercise voting rights with respect to the collateral shall, at Secured Party's option, immediately cease and terminate and such voting rights shall thereupon rest solely and exclusively in Secured Party in accordance with the proxy delivered to Secured Party or its agent under Section 4(a)(vi) of this Pledge Agreement (or otherwise at the discretion of the Secured Party if no such proxy has been delivered).

     7.   ACTION BY SECURED PARTY.

               (a) In the event that Debtor fails to perform any obligation on its part to be performed hereunder, then Secured Party may, but without any obligation to do so and without notice to or demand upon Debtor, perform the same and take such other action as Secured Party may deem necessary to protect the collateral or its security interest therein, Secured Party being hereby authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest and compromise any encumbrance, charge or lien which in the reasonable judgment of Secured Party appears to be prior or superior to its security interest, and in exercising any such powers and authority to pay necessary expenses, employ counsel and pay reasonable attorneys' fees. Debtor hereby agrees to repay immediately and without demand all sums so expended by Secured Party, together with interest from the date of expenditure at the highest rate then in effect under the Note.

               (b) Secured Party shall be under no duty or obligation to (i) preserve, process, develop, maintain or protect the collateral or any of Debtor's rights or interests therein, (ii) exercise any voting rights with respect to the collateral, whether or not a default hereunder has occurred or is continuing, or (iii) make or give any notices of default, presentments, demands for performance, notices of nonperformance or dishonor, protests, notices of protest or notices of any other nature whatsoever in connection with the collateral on behalf of Debtor or any other person having any interest therein; and Secured Party does not assume and shall not be obligated to perform the obligations of Debtor, if any, with respect to the collateral. Secured Party may, at any time and from time to time, without notice or demand and at the expense of Debtor, make reasonable requests for information concerning the collateral from any officer, director, agent or employee of any corporation, governmental agency or instrumentality or other issuer.

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     8.   DEFAULT.  Debtor shall be in default hereunder:

               (a) upon the occurrence and during the continuance of any default under either of the Note, the Loan Agreement, or any other loan documents pertaining thereto; or

               (b) upon any failure by Debtor to observe or perform any covenant or agreement contained in this Pledge Agreement for more than ten (10) calendar days after receipt from Secured Party of notice of such default; or

               (c) if any representation or warranty made by Debtor in this Pledge Agreement shall prove to have been false or incorrect in any material respect when made.

     9.   REMEDIES UPON DEFAULT.

               (a) Upon the occurrence and during the continuance of a default hereunder, Secured Party shall have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies that Secured Party may have under this Pledge Agreement and by law, all rights and remedies of a secured party under the Uniform Commercial Code and in addition the following rights and remedies, all of which may be exercised with or without further notice to Debtor:

                    (i) to notify any and all issuers of the collateral that the same has been pledged to Secured Party and that all dividends and other payments thereon are to be made directly and exclusively to Secured Party; to renew, extend, modify, amend, accelerate, accept partial payments on, make allowances and adjustments and issue credits with respect to, release, settle, compromise, compound, collect or otherwise liquidate, on terms acceptable to Secured Party, in whole or in part, the collateral and any amounts owing thereon or any guaranty or security therefor; to enter into any other agreement relating to or affecting the collateral; and to give all consents, waivers and ratifications in respect of the collateral and exercise all other rights (including voting rights), powers and remedies and otherwise act with respect thereto as if it were the owner thereof;

                   (ii) to enforce payment and prosecute any action or proceeding with respect to any and all of the collateral and take or bring, in Secured Party's name or in the name of Debtor, all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the collateral;

                  (iii) to endorse, in the name of Debtor, all checks, notes, drafts, money orders, instruments and other evidences of payment relating to the collateral; to surrender the certificates evidencing the stock collateral to the issuer thereof in exchange for new certificates standing in the name of Secured Party or its nominee or nominees, or to otherwise transfer any or all of the collateral into the name of Secured Party or its nominee or nominees; and to receive, open and dispose of all mail addressed to Debtor and notify the postal authorities to change the address for delivery thereof to such address as Secured Party may designate; and

                   (iv) to foreclose the liens and security interests created under this Pledge Agreement or under any other agreement relating to the collateral by any available judicial procedure or without judicial process; to sell, assign, lease, or otherwise dispose of the collateral or any part thereof, either at public or private sale or at any broker's board or securities exchange, in lots or in bulk, for cash, on credit or for future delivery, or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Secured Party;

     all at Secured Party's sole option and as Secured Party in its sole discretion may deem advisable.

               (b) Secured Party shall give Debtor at least five days' written notice of sale of all or any part of the collateral or of any proposal by Secured Party to retain the collateral or any part thereof in satisfaction of the indebtedness. Any sale of the collateral shall be held at such time or times and at such place or places as Secured Party may determine in the exercise of its sole discretion. Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for and purchase for the account of Secured Party or any nominee of Secured Party the whole or any part of the collateral. Secured Party shall not be obligated to make any sale of the collateral if it shall determine not to do so regardless of the fact that notice of sale of the collateral may have been given. Secured Party may, without notice or publication, adjourn the sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

               (c) Regardless of whether any of the collateral has been effectively registered under the Securities Act of 1933 or other applicable law, Secured Party may, in its sole and absolute discretion, sell all or any part of the collateral at private sale in such manner and under such circumstances as Secured Party may deem necessary or advisable in order that the sale may be lawfully conducted. Without limiting the foregoing, Secured Party may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the collateral for their own account for investment and not with a view to the distribution or resale thereof. In the event that any of the collateral is sold at private sale, Debtor agrees that if the collateral is sold for a price which Secured Party in good faith believes to be reasonable, then (A) the sale shall be deemed to be commercially reasonable in all respects, (B) Debtor shall not be entitled to a credit against the indebtedness in an amount in excess of the purchase price, and (C) Secured Party shall incur no liability or responsibility to Debtor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Debtor recognizes that a ready market may not exist for any collateral which is not regularly traded on a recognized securities exchange (including unregistered shares of a class of stock for which certain shares are publicly traded), and that a sale by Secured Party of any such collateral for an amount substantially less than a pro rata share of the fair market value of the issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of securities or securities which are privately traded.

               (d) Debtor hereby acknowledges and agrees that Secured Party shall not be limited in any way with respect to the parties to which the collateral may be sold, whether at a public or private sale or at any broker's board or securities exchange, or otherwise. Debtor specifically acknowledges and agrees that Secured Party may, without any liability whatsoever to Debtor or the issuer of the collateral, contact one or more competitors of Debtor or the issuer of the collateral or any other party or parties which may desire to obtain a controlling interest in the issuer,

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     regarding a sale of the collateral, and Secured Party may sell all or any portion of the collateral to any one or more of such competitors or other parties, as Secured Party deems appropriate in its capacity as a secured party and without regard to the impact such a sale may have on Debtor, the issuer or the management or operations of either.

               (e) Upon consummation of any sale of the collateral, Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the collateral so sold. Each such purchaser at any such sale shall hold the collateral sold absolutely free from any claim or right on the part of Debtor, and Debtor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. If the sale of all or any part of the collateral is made on credit or for future delivery, Secured Party shall not be required to apply any portion of the sale price to the indebtedness until such amount is actually received by Secured Party, and any collateral so sold may be retained by Secured Party until the sale price is paid in full by the purchaser or purchasers thereof. Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the collateral so sold and, in case of any such failure, the collateral may be sold again upon like notice.

               (f) The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the collateral shall be applied FIRST, to the reasonable costs and expenses (including reasonable attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like; SECOND, to the satisfaction of all indebtedness and obligations secured hereby in such order and manner as Secured Party in its sole and absolute discretion may determine. Debtor shall be liable to Secured Party and shall pay to Secured Party on demand any deficiency which may remain after any such sale, disposition, collection or liquidation of the collateral.

     10. RIGHTS INDEPENDENT. The security interest created hereunder is independent of any other security for the indebtedness given by Debtor or any other person or any guaranty, and upon the occurrence of a default hereunder Secured Party may proceed in the enforcement hereof independently of any other right or remedy that Secured Party may at any time hold with respect to the indebtedness or any other security or guaranty therefor. Secured Party may file a separate action or actions against Debtor hereunder, whether action is brought and prosecuted with respect to any other security or any other person or any guarantor, or whether any other person or any guarantor is joined in any such action or actions. Debtor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement of the indebtedness secured hereby. Secured Party's rights hereunder shall be reinstated and revived, and the enforceability of this Pledge Agreement shall continue, with respect to any amount at any time paid on account of the indebtedness which shall thereafter be required to be restored or returned by Secured Party upon the bankruptcy, insolvency, or reorganization of Debtor, or otherwise, all as though such amount had not been paid. The security interest created hereunder and the enforceability of this Pledge Agreement shall at all times remain effective to secure the full amount of all indebtedness, including without limitation interest at the rates provided in the Note, even though the indebtedness or any part thereof or any other security or guaranty therefor may be or may hereafter become invalid or otherwise unenforceable against Debtor or any other party, and whether or not Debtor shall have any personal liability with respect thereto. Debtor waives notice of default, presentment, demand for payment, protest, notice of protest, notice of nonpayment or dishonor, and all other notices and demands of any kind whatsoever; and Debtor consents and agrees that Secured Party may, from time to time, without notice or demand and without affecting the enforceability or security hereof: (a) take, alter, enforce or release any additional security for the indebtedness; (b) renew, extend, modify, amend, accelerate, accept partial payments on, release, settle, compromise, compound, collect or otherwise liquidate the indebtedness or any security therefor, and bid and purchase at any sale; (c) release or substitute any guarantors or other parties obligated with respect to the indebtedness; or (d) amend, modify or supplement the Note or any document executed in connection with the Note.

     11. ATTORNEY-IN-FACT. Debtor hereby nominates and appoints Secured Party as attorney-in-fact for the following purposes and to perform any of the following powers, which are coupled with an interest and are irrevocable until termination of this Pledge Agreement: (a) to do all acts and things and execute all documents which Secured Party may deem necessary or advisable to perfect and continue perfected the security interest created by this Pledge Agreement, to preserve, process, develop, maintain and protect the collateral and the value thereof and Secured Party's interest therein, and to enable Secured Party to preserve, protect or exercise any or all of the rights, powers or remedies granted to Secured Party under this Pledge Agreement or to which Secured Party is otherwise entitled under applicable law; (b) to do any and every act which Debtor is obligated to do under this Pledge Agreement; (c) to prepare, sign, file and record, for Debtor in Debtor's name, any financing statement covering the collateral; and (d) upon the occurrence and during the continuance of any default hereunder, to endorse and transfer the collateral upon foreclosure; PROVIDED, however, that Secured Party shall be under no obligation whatsoever to take any of the foregoing actions, and Secured Party shall have no liability or responsibility for any act or omission taken with respect thereto. Debtor hereby agrees to repay immediately and without demand all reasonable costs and expenses incurred or expended by Secured Party in exercising any rights or taking any action under this paragraph, together with interest from the date of expenditure at the highest rate then in effect under the Note.

     12. AMENDMENTS; WAIVERS. Neither this Pledge Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated nor may any of the collateral be released except by an instrument in writing duly signed by or on behalf of Secured Party and Debtor. No failure or delay on the part of Secured Party in exercising any right, power or remedy may be, or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or under the Note. Debtor warrants and agrees that each of the waivers set forth in this Pledge Agreement are made with Debtor's full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

     13. CUMULATIVE REMEDIES. The rights, powers and remedies of Secured Party hereunder are cumulative and not exclusive of any other right, power or remedy which it would otherwise have.

     14. COSTS AND EXPENSES IN ENFORCEMENT. Debtor agrees to pay to Secured Party all reasonable advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by Secured Party in exercising any right, power or remedy conferred by this Pledge Agreement, or in the enforcement hereof, regardless of whether an action is filed hereon.

     15. NOTICES. All notices, requests, demands, directions and other communications provided for hereunder must be in writing and must be personally delivered or mailed to the appropriate party at the address set forth on the signature pages of this Pledge Agreement or, as to any party, at any other address as may be designated by it in a written notice sent to all other parties in accordance with this paragraph. Any notice, request, demand, direction or other communication given by mail will be deemed effective on the third calendar day after deposited in the United States mails with first class postage prepaid; or if given by personal delivery, when delivered.

     16. FURTHER ASSURANCES. Debtor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements, documents and instruments as Secured Party may at any time reasonably request in connection with the administration or enforcement of this Pledge Agreement or related to the collateral or any part thereof or in order to better assure and confirm unto Secured Party its rights, powers and remedies hereunder. Debtor hereby consents and agrees that the issuers of the collateral or any registrar or transfer agent or trustee for any of the collateral shall be entitled to accept the provisions of this Pledge Agreement as conclusive evidence of the right of Secured Party to effect any transfer or exercise any right hereunder, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by Secured Party or any other person to any of such issuers or to any such registrar or transfer agent or trustee.

     17. BINDING AGREEMENT. This Pledge Agreement and the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Debtor shall not be permitted to transfer, convey or assign this Pledge Agreement or any interest herein without the prior written consent of Secured Party. Secured Party may assign its interest hereunder or in the collateral in whole or in part. Without limiting the foregoing, Debtor hereby consents to the assignment by Secured Party of all or any portion of its rights under this Pledge Agreement and all notices, agreements and other loan documents which are secured hereby or referenced herein. Debtor acknowledges and agrees that any and all rights of Secured Party under this Pledge Agreement may be exercised from time to time by any assignee or successor of Secured Party. Debtor agrees that any assignee's rights shall be free of all defenses, set-offs or counterclaims which Debtor may have against Secured Party.

     18. SEVERABILITY. In case any lien, security interest or other right of Secured Party shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other lien, security interest or other right granted hereby.

     19. MISCELLANEOUS. All words used herein in the plural shall be deemed to have been used in the singular, and all words used herein in the singular shall be deemed to have been used in the plural, where the context and construction so require. Section headings in this Pledge Agreement are included for convenience of reference only and are not a part of this Pledge Agreement for any other purpose. Time is of the essence with respect to each provision of this Security Agreement. Schedule 1 to this Pledge Agreement, which is attached hereto, is incorporated herein by this reference. As used herein the term "Debtor" shall include any successor to Debtor, including without limitation any successor by merger, and/or any other entity that assumes or reaffirms the maker's obligations under the Note.

     20. GOVERNING LAW. This Pledge Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California. Notwithstanding the above, in the event that any law or laws of the State of California shall require or otherwise dictate that the laws of any other jurisdiction be applied in any proceeding involving this Agreement, such law shall be disregarded with the result that the remaining laws of the State of California shall be applied to such proceeding.

     IN WITNESS WHEREOF, Debtor and Secured Party have caused this Pledge Agreement to be duly executed as September 6, 1996.


                                   "DEBTOR":

                                   THE TITAN CORPORATION, a Delaware corporation


                                   By
                                      ------------------------------------------

                                      ------------------------------------------

                                             [Printed Name and Title]


                                   By
                                      ------------------------------------------

                                      ------------------------------------------
                                             [Printed Name and Title]

                                   ADDRESS:
                                   3033 Science Park Road
                                   San Diego, California  92121



                                   "SECURED PARTY":

                                   THE SUMITOMO BANK OF CALIFORNIA


                                   By
                                       -----------------------------------------

                                       -----------------------------------------
                                             [Printed Name and Title]

                                   ADDRESS:
                                   20100 Magnolia Street
                                   Huntington Beach, California  92646



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